                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 19, 2000


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

         New York                              333-05271                           13-3728743
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


        380 Madison Avenue, New York                             10017-2951
        ------------------------------------------------     --------------
        (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (212) 622-3510


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Item 5. Other Events:


         On or about 6/16/2000, 6/17/2000 and 6/19/2000, Chase Commercial
Mortgage Securities Corp. (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1, Series 1996-2, Series 1997-1, Series 1997-2, Series 1998-1, Series 1998-2, Series 1999-1, Series
1999-2 and Series 2000-1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the applicable Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.

Item 7(c). Exhibits

                  Exhibits          Description

                  --------          -----------

                  20.1 Monthly Reports with respect to the June 16, 17 and 19, 2000 distribution


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 30, 2000

                                             THE CHASE MANHATTAN BANK,
                                             As Paying Agent, on behalf
                                             of Chase Commercial
                                             Mortgage Securities Corp.


                                             By:  /s/ Martin A. Friedman
                                             ---------------------------
                                             Name:    Martin A. Friedman
                                             Title:   Vice President


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                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------

20.1

                                    Monthly Reports with respect to the
                                    distribution to certificateholders on June
                                    16, 17 and 19, 2000.